UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

January 8, 2010

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 10:30 A.M., Eastern Time, on Thursday, March 4, 2010, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of one (1) Fund director. The Board of Directors recommends that you elect to the Board the nominee who is standing for election.

Respectfully,

ELIZABETH A. WATSON Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 4, 2010

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 4, 2010, at 10:30 A.M., Eastern Time, for the following purposes:

1.	To elect one Class II director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2013;

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 31, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 4, 2010: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/CHN.

By order of the Board of Directors,

ELIZABETH A. WATSON Secretary

January 8, 2010

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 4, 2010, at 10:30 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 8, 2010. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the director described in Proposal 1 of this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards quorum but will have no effect on Proposal 1, for which the required vote is a majority of the votes cast.

The Board of Directors has fixed the close of business on December 31, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 22,781,762 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2009 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o The Altman Group, Inc., 1200 Wall Street West, 3rd Fl, Lyndhurst, New Jersey 07071, Attention: Sylvia Hermina, by accessing the Fund’s website at www.chinafundinc.com or by calling (800) 249-7105.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling 1-800-249-7105 or by accessing www.edocumentview.com/CHN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us, and select Offices, then select USA from the drop down menu for the country and select New York from the drop down menu for office. Finally, click on View Location Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board of Directors (the “Board”) shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2012, Class II, 2010, and Class III, 2011. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Mr. Michael F. Holland will expire at the 2010 Annual Meeting of Stockholders. The persons named in the accompanying form of proxy card intend in the absence of contrary instructions to vote all proxies for the election of Mr. Holland to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2013, or until his successor is elected and qualified. The nominee has indicated that he will serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning the nominee and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.” The terms of the Class II and Class III Directors do not expire this year.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
Class I
James J. Lightburn (66) 13, Rue Alphonse de Neuville 75017 Paris, France	Chairman of the Board and Director	1992 (2012)	Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
Joe O. Rogers (60) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1992 (2012)	Principal, Rogers International LLC (Investment Consultation) (July 2001-present); The Rogers Team LLC (real estate), organizing member (July 2001-present); Manager, The J- Squared Team LLC (real estate) (April 2003-May 2004).	1	The Taiwan Fund, Inc. (1986-present)

Class II (Nominee)
Michael F. Holland (65) 375 Park Avenue New York, New York 10152	Director	1992 (2010)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust

Class III
Nigel S. Tulloch (63) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2011)	Director, The HSBC China Fund Limited (1992-2005).	1

William C. Kirby (59) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2011)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

The Fund’s Board has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of Directors who are not interested persons of the Fund, and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Kirby, Lightburn, Rogers and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met four times during the fiscal year ended October 31, 2009. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). Currently, the Nominating and Compensation Committee does not consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s investment manager and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating and Compensation Committee and there is not a specific process for identifying such candidates. The Nominating and Compensation Committee met once during the fiscal year ended October 31, 2009. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, each of the five Directors attended the 2009 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and three special meetings during the fiscal year ended October 31, 2009. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2009. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Jamie Skinner (48) Martin Currie Investment Management Saltire Court 20 Castle Terrance Edinburgh EH1 2ES Scotland United Kingdom	President	September 2009	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present).

Laura F. Healy (45) 2 Avenue de Lafayette, Boston, MA 02111	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present); Senior Director, Investors Bank and Trust Company (January 2002-July 2007).

Brian O’Sullivan (34) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	March 2009	Vice President, State Street Bank and Trust Company (December 2006-present); Assistant Vice President, State Street Bank and Trust Company (March 2004-December 2006).

Elizabeth A. Watson (54) 4 Copley Place, Boston, MA 02206	Secretary	December 2008	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007).

Francine S. Hayes (41) 4 Copley Place, Boston, MA 02206	Assistant Secretary	June 2005	Vice President and Senior Counsel, State Street Bank and Trust Company (2004-present).

William Royer (44) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	January 2010	Managing Director, Alternative Investments and Chief Compliance Officer Services, Foreside Compliance Services, LLC (November 2009-present); Acting General Counsel, Baring Asset Management, Inc. (December 2007-May 2008) and General Counsel and Member, Grantham, Mayo, Van Otterloo & Co., LLC (February 1995-March 2005).

Chris Ruffle (51) Martin Currie Investment Advisers Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	Vice President	December 2008	Director, MC China Limited (2006-present); Director, Heartland Capital Management Limited, (2006-present); Director, Martin Currie Investment Management Limited (1995-2006).

Shifeng Ke (44) Martin Currie Investment Advisers Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	Vice President	December 2008	Director, MC China Limited, (2006-present); Director, Heartland Capital Management Limited, (2006-present); Director, Martin Currie Investment Management Limited (2004-2006).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and nominee for Director as of January 2, 2010.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregated Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
James J. Lightburn	$50,001-$100,000	$50,001-$100,000
Joe O. Rogers	$10,001-$50,000	$10,001-$50,000
Michael F. Holland	Over $100,000	Over $100,000
Nigel S. Tulloch	$10,001-$50,000	$10,001-$50,000
William C. Kirby	$10,001-$50,000	$10,001-$50,000

(1)	All are current Directors.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was US$270,386 during the year ended October 31, 2009 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was US$88,843. Each Director currently receives fees, paid by the Fund, of US$3,000 for each directors’ meeting and committee meeting attended and an annual fee of either US$35,000 (for the Chairman of the Fund) or US$15,000 (for the other Directors) as well as US$2,000 for each telephonic meeting and $2,000 for each semi-annual valuation meeting.

The following table sets forth in US dollars the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2009. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Michael F. Holland	$50,000	—	—	$50,000
William C. Kirby	$50,000	—	—	$50,000
James J. Lightburn	$70,000	—	—	$70,000
Joe O. Rogers	$50,000	—	—	$50,000
Nigel S. Tulloch	$50,386	—	—	$50,386

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Stockholder Approval

Election of the listed nominee for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Annual Meeting. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR.

GENERAL INFORMATION

Fund Management and Administration

Martin Currie Inc. (“Martin Currie”) acts as investment manager pursuant to an Investment Advisory and Management Agreement and pursuant to a Direct Investment Advisory Agreement between Martin Currie and the Fund for the portion of the Fund’s assets allocated for investment in listed securities and the portion of the Fund’s assets allocated for investment in direct investments, respectively. The principal business address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, United Kingdom.

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was previously the independent registered public accounting firm for the Fund. Effective September 14, 2009, Deloitte & Touche resigned as the Fund’s independent registered public accounting firm and Ernst & Young LLP (“E&Y”) was engaged to audit the Fund’s financial statements for the 2009 fiscal year.

The engagement of E&Y as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Deloitte & Touche’s reports on the Fund’s financial statements for fiscal years ended in October 31, 2007 and 2008 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended October 31, 2007 and 2008, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such years.

Deloitte & Touche furnished a letter addressed to the SEC stating that it agreed with the above statements. A copy of a letter dated September 14, 2009 that was sent to the SEC, along with Deloitte & Touche’s response was filed as an exhibit with the Fund’s next Form N-SAR (in accordance with Sub-Item 77k of Form N-SAR) on December 28, 2009.

E&Y serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. E&Y also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of E&Y are not expected to be available at the meeting. For the Fund’s 2008 fiscal year and a portion of the Fund’s 2009 fiscal year, Deloitte & Touche served as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund for the 2008 fiscal year and reviewed certain regulatory reports and the Fund’s federal income tax returns. During the Fund’s 2008 fiscal year and a portion of the Fund’s 2009 fiscal year, Deloitte & Touche also performed other professional audit and certain allowable non-audit services, including tax services. Representatives of Deloitte & Touche are not expected to be available at the meeting.

Audit Fees. The aggregate fees billed by E&Y in connection with the annual audits of the Fund for the fiscal year ended October 31, 2009 were US$85,000. The aggregate fees billed by Deloitte & Touche in connection with the annual audit of the Fund for the fiscal year ended October 31, 2008 and for services during the 2009 fiscal year were US$67,465 and US$35,700, respectively.

Audit-Related Fees. For the fiscal year ended October 31, 2009, E&Y did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above. For the fiscal years ended October 31, 2008 and 2009, Deloitte & Touche did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by E&Y for professional services rendered by E&Y for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2009 were US$10,000. The aggregate fees billed by Deloitte & Touche for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2008 and 2009 were US$9,500 and US$0, respectively.

All Other Fees. For the fiscal year ended October 31, 2009, E&Y did not bill the Fund any fees for products and services other than those disclosed above. For the fiscal year ended October 31, 2008, Deloitte & Touche did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which E&Y billed the Fund fees for the fiscal year ended October 31, 2009 were pre-approved by the Audit Committee. All of the audit and the tax services described above for which Deloitte & Touche billed the Fund fees for the fiscal years ended October 31, 2008 and 2009 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal year ended October 31, 2009, E&Y did not bill the investment manager any fees for non-audit services. For the fiscal years ended October 31, 2008 and 2009, Deloitte & Touche did not bill the investment manager any fees for non-audit services.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2009 with management of the Fund and with E&Y, and has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from E&Y required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with E&Y its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2009 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

James J. Lightburn—Audit Committee Chairman

Joe O. Rogers—Audit Committee Member

Michael F. Holland—Audit Committee Member

Nigel S. Tulloch—Audit Committee Member

William C. Kirby—Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of December 31, 2009.

Title Of Class	Name and Address	Shares	Percent of Class

Common Stock	CEDE & CO FAST C/O Depository Trust Company Box 20 New York, NY 10004-9998	22,596,770	95.94%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class

Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	1,822,149	10.04%

Common Stock	City of London 77 Gracechurch Street London EC3V OAS England	2,382,425	13.12%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $18,500, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 4, 2010, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2011 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than September 10, 2010. Any stockholder who desires to bring a proposal at the Fund’s 2011 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before December 4, 2010 and not later than January 3, 2011.

By order of the Board of Directors,

Elizabeth A. Watson Secretary The China Fund, Inc. c/o State Street Bank and Trust Company P.O. Box 5049 2 Avenue de Lafayette Boston, Massachusetts 02206-5049 January 8, 2010

[BACK OF CARD]

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Proxy—THE CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders—March 4, 2010

The undersigned stockholder of The China Fund, Inc. (the “Fund”) hereby appoints Gary L. French, Elizabeth A. Watson, and Laura F. Healy or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 10:30 A.M., Eastern Time, on March 4, 2010, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January 8, 2010.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

[FRONT OF CARD]

THE CHINA FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Central Time, on March 4, 2010

Vote by Internet

•	Log on to the Internet and go to www.envisionreports.com/CHN
•	Follow the steps outlined on the secure website.

Vote by Telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone phone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside of the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposal 1—Election of Class II Director—The Board of Directors recommends a vote FOR the nominee listed.

1. Nominee:

	For	Withhold
01—Michael F. Holland*	☐	☐

*	to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2013.

B	Non-Voting Items

Change of Address—Please print new address below.	Comments—Please print your comments below.

C	Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within box.	Signature 2—Please keep signature within box.